INITIAL PUBLIC OFFERING	9 Months Ended
Sep. 30, 2023
Aurora Acquisition Corp
DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS
Initial Public Offering	INITIAL PUBLIC OFFERING
Pursuant to the Initial Public Offering (and the partial exercise of the underwriter’s over-allotment option), the Company sold 24,300,287 Units, at a purchase price of $10.00 per Unit. Each Unit consists of one Class A ordinary share and one-fourth of one redeemable warrant (“Public Warrant”). Each whole Public Warrant entitles the holder to purchase one Class A ordinary share at an exercise price of $11.50 per whole share (see Note 7).
In connection with the IPO, the Company granted the underwriters a 45-day option to purchase up to 3,300,000 additional Units to cover over-allotments, if any, and on March 10, 2021, the underwriters partially exercised this over-allotment option (see Note 6).